PPM FUNDS

SUPPLEMENT DATED JULY 24, 2019 TO
THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
DATED APRIL 30, 2019, AS SUPPLEMENTED

PPM Credit Fund PPM Strategic Income Fund (each, a “Fund,” and collectively, the “Funds”)	PKDIX PKSIX

On July 24, 2019, the Board of Trustees (the “Board”) of PPM Funds (the “Trust”) approved the liquidation and termination of PPM Credit Fund and PPM Strategic Income Fund pursuant to a Plan of Liquidation with respect to each Fund (each, a “Plan” and together, the “Plans”).

The Board approved the liquidations pursuant to the provisions of the Trust’s Amended and Restated Declaration of Trust after making a determination that the continuation of the Funds is not in the best interest of each Fund or in the best interest of each Fund’s shareholders.

In connection with the liquidation, effective upon approval of the Plans, automatic reinvestment of the Funds’ dividends will be discontinued, and on August 1, 2019, the Funds will no longer accept new investments.

Each Fund will cease operations (including making regular distributions to shareholders), except for the purposes of winding up its respective affairs and taking other actions related to the liquidation and termination, as of a date determined by the Trust’s officers (the “Cessation Date”), consistent with the Plans.

In connection with the Plans, each Fund may seek to convert a portion of its portfolio securities and other assets to cash or cash equivalents. Therefore, each Fund may depart from its respective stated investment objective and policies as it prepares to liquidate its assets and distribute them to shareholders.

Pursuant to the Plans, each Fund intends to declare and pay any dividends required to distribute its investment company taxable income, net capital gains, and net tax-exempt income realized in the taxable years ending at or prior to the final liquidation date. These dividends will be taxable to shareholders who do not hold their shares in a tax-advantaged account such as an IRA or 401(k). You should check with your investment professional and tax professional regarding the potential impact of the liquidation of the Funds to your individual financial plan and tax situation.

This Supplement is dated July 24, 2019.

Investors Should Retain this Supplement with the Prospectus & Statement of Additional Information for Future Reference